Exhibit 32.2

Certification of Chief Financial Officer Pursuant to

18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Scott J. Davidson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Quest Software, Inc. on Form 10-Q for the three months ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Quest Software, Inc.

Date: December 7, 2007	By:	/s/ Scott J. Davidson
	Name:	Scott J. Davidson,
	Title:	Senior Vice President, Chief Financial Officer